UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): October 13, 2023

Expion360 Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41347	81-2701049
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2025 SW Deerhound Avenue
Redmond, OR	97756
(Address of principal executive offices)	(Zip Code)

(541) 797-6714

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	XPON	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [X]

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[ ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 13, 2023, Expion360 Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) during which the Company’s stockholders voted on three proposals. There were 6,910,717 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), outstanding on August 21, 2023, the record date for the Annual Meeting. At the Annual Meeting, 4,416,898 shares of Common Stock were present in person or represented by proxy.

The following tables set forth the final results of the voting for the three proposals voted upon at the Annual Meeting. These matters are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 6, 2023 (the “Proxy Statement”).

Proposal 1: The stockholders elected five directors who were nominated by the Board of Directors of the Company to serve as directors until the 2024 annual meeting of stockholders. The following sets forth the results of the voting with respect to each director nominee:

Name of Director	For	Withheld	Broker Non-Votes
George Lefevre	3,018,618	130,362	1,267,918
Tien Nguyen	3,090,376	58,604	1,267,918
Brian Schaffner	3,130,363	18,617	1,267,918
Paul Shoun	3,075,941	73,039	1,267,918
Steven Shum	3,065,827	85,153	1,267,918

Proposal 2: The stockholders approved an amendment to the Company’s 2021 Incentive Award Plan to increase the number of shares of Common Stock authorized for issuance under the plan.. The following sets forth the results of the voting with respect to the proposal:

For	Against	Abstain	Broker Non-Votes
2,539,836	515,565	93,579	1,267,918

Proposal 3: The stockholders ratified the appointment of M&K CPAS, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The following sets forth the results of the voting with respect to the proposal:

For	Against	Abstain	Broker Non-Votes
4,324,643	43,377	48,878	--

No other matters were presented for consideration or stockholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Expion360 INC.

Date: October 16, 2023	By:	/s/ Brian Schaffner
Name: Brian Schaffner
Title: Chief Executive Officer